Exhibit 99.01

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re	Vertis Holdings, Inc., et al.	Case No.	08-11460 (CSS)
		Reporting Period:	August 2008

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	No	Refer to attached statement
Schedule of Professional Fees Paid	MOR-1b	No
Copies of bank statements		No	Refer to attached statement
Cash disbursements journals			Refer to MOR-1 for a summary of all cash disbursements
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	No	Refer to attached statement
Copies of IRS Form 6123 or payment receipt		No
Copies of tax returns filed during reporting period		N/a	None this period except sales & use taxes – refer to attached statement
Summary of Unpaid Post-petition Debts	MOR-4	No
Listing of aged accounts payable	MOR-4	No
Accounts Receivable Reconciliation and Aging	MOR-5	No
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Barry C. Kohn	September 29, 2008
Signature of Authorized Individual*	Date

Barry C. Kohn	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

Monthly Operating Report – August 2008

MOR – 1a, 4

Bank Reconciliations

I attest that each of the debtor’s bank accounts is reconciled to monthly bank statements.  The Company’s standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the month end.

Sales and use Tax Returns

I attest that all sales and use tax returns have been filed in accordance with state / county / city requirements for the above period.  Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

/s/ Barry C. Kohn
Barry C. Kohn
Chief Financial Officer
Vertis, Inc.

MOR -1

Case No. 08-11460 (CSS)

Vertis Holdings, inc.

July 15, 2008 - August 31, 2008 Disbursements

by Debtor Entity

Entity		Amount	% of Total	Fee

Vertis, Inc.	(a)	$126,371,583.12	98.2%	30,000.00
Enteron Group, LLC	(a)		0.0%	30,000.00
Webcraft, LLC	(a)		0.0%	30,000.00
Vertis Mailing, LLC	(a)		0.0%	30,000.00
Webcraft Chemicals, LLC		793,134.23	0.6%	4,875.00
USA Direct LLC		1,532,088.83	1.2%	6,500.00

Total		128,696,806.18	100.0%	131,375.00

Vertis Holdings, Inc.		—	0.0%	325.00

Grand Total		$128,696,806.18	100.0%	$131,700.00

(a)      The disbursements for these entities are combined in our accounting records.  The $126.4 million represents disbursements for all of these entities.  The calculation above assumes the maximum fee for all of these entities.

Entity		Amount	% of Total	Fee

Vertis, Inc.	(a)	$99,575,656.49	77.4%	30,000.00
Enteron Group, LLC	(a)	$1,199,852.70	0.9%	6,500.00
Webcraft, LLC	(a)	$24,596,256.96	19.1%	20,000.00
Vertis Mailing, LLC	(a)	$999,816.96	0.8%	4,875.00
Webcraft Chemicals, LLC		793,134.23	0.6%	4,875.00
USA Direct LLC		1,532,088.83	1.2%	6,500.00

Total		128,696,806.18	100.0%	72,750.00

Vertis Holdings, Inc.		—	0.0%	325.00

Grand Total		$128,696,806.18	100.0%	$73,075.00

(a)      Breaking out the Vertis, Inc, disbursements based on year to date July revenue, would calculate as follows:

Vertis, Inc.	$126,371,583.12	78.80%	99,575,656.49
Enteron Group, LLC	$126,371,583.12	0.95%	1,199,852.70
Webcraft, LLC	$126,371,583.12	19.46%	24,596,256.96
Vertis Mailing, LLC	$126,371,583.12	0.79%	999,816.96

This is our best estimate of the disbusements and related fees by legal entity.

Docket #	Debtor Entity		Amount	% of Total

08-11460	Vertis Holdings, Inc.		$—	0.0%
08-11461	Vertis, Inc.	(a)	126,371,583.12	98.2%
08-11462	Enteron Group, LLC	(a)	—	0.0%
08-11463	Webcraft, LLC	(a)	—	0.0%
08-11464	Vertis Mailing, LLC	(a)	—	0.0%
08-11465	Webcraft Chemicals, LLC		793,134.23	0.6%
08-11466	USA Direct LLC		1,532,088.83	1.2%
	TOTAL		$128,696,806.18	100.0%

(a)   The disbursements for these entities are combined in our accounting records.  The $126.4 million represents disbursements for all of these entities

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct.

Executed on September 20, 2008

By:	/s/ Barry C. Kohn

Barry C. Kohn

MOR - 2	Case No. 08-11460 (CSS)
Reporting Period 8/1/08 – 8/31/08

Vertis Holdings, Inc. and Subsidiaries

(Debtor and Debtor-in-Possession as of July 15, 2008)

Consolidated Statements of Operations

In thousands

Full Month
8/31/2008
(unaudited)

Revenue	$102,997
Operating expenses:
Costs of production	83,299
Selling, general and administrative	12,752
Restructuring charges	598
Depreciation and amortization of intangibles	4,318
Total operating expenses	100,968
Operating (loss) income	2,029
Other expenses:
Interest expense, net	14,707
Other, net	6,078
Total other expenses	20,785

Loss before income tax expense	(18,755)
Income tax expense	0
Net loss	$(18,755)

MOR - 2	Case No. 08-11460 (CSS)
Reporting Period 8/1/08 – 8/31/08

Vertis, Inc. and Subsidiaries

(Debtor and Debtor-in-Possession as of July 15, 2008)

Consolidated Statements of Operations

In thousands

Full Month
8/31/2008
(unaudited)

Revenue	$102,997
Operating expenses:
Costs of production	83,299
Selling, general and administrative	12,742
Restructuring charges	598
Depreciation and amortization of intangibles	4,318
Total operating expenses	100,958
Operating (loss) income	2,040
Other expenses:
Interest expense, net	11,924
Other, net	5,574
Total other expenses	17,498

Loss before income tax expense	(15,458)
Income tax expense	0
Net loss	$(15,458)

MOR - 2	Case No. 08-11460 (CSS)
Reporting Period 8/1/08 – 8/31/08

Vertis Holdings, Inc. and Subsidiaries

(Debtor and Debtor-in-Possession as of July 15, 2008)

Consolidated Statements of Operations

In thousands

CUM TO
8/31/2008
(unaudited)

Revenue	$823,862
Operating expenses:
Costs of production	666,494
Selling, general and administrative	122,163
Restructuring charges	10,779
Depreciation and amortization of intangibles	35,641
Total operating expenses	835,077
Operating (loss) income	(11,215)
Other expenses:
Interest expense, net	114,481
Other, net	8,666
Total other expenses	123,147
Loss before income tax expense	(134,362)
Income tax expense	323
Net loss	$(134,685)

MOR - 2	Case No. 08-11460 (CSS)
Reporting Period 8/1/08 – 8/31/08

Vertis, Inc. and Subsidiaries

(Debtor and Debtor-in-Possession as of July 15, 2008)

Consolidated Statements of Operations

In thousands

CUM TO
8/31/2008
(unaudited)

Revenue	$823,862
Operating expenses:
Costs of production	666,494
Selling, general and administrative	122,079
Restructuring charges	10,779
Depreciation and amortization of intangibles	35,641
Total operating expenses	834,993
Operating (loss) income	(11,132)
Other expenses:
Interest expense, net	93,560
Other, net	8,162
Total other expenses	101,722
Loss before income tax expense	(112,853)
Income tax expense	323
Net loss	$(113,176)

MOR - 3	Case No. 08-11460 (CSS)
Reporting Period 8/1/08 – 8/31/08

Vertis Holdings, Inc. and Subsidiaries

(Debtor and Debtor-in-Possession as of July 15, 2008)

Consolidated Balance Sheets as at August 31st 2008

In thousands, except per share amounts

8/31/2008
(unaudited)

ASSETS
Current Assets:
Cash and cash equivalents	$2,205
Accounts receivable, net	174,591
Inventories, net	51,776
Maintenance parts, net	20,407
Prepaid expenses and other current assets	34,341
Total current assets	283,321
Property, plant and equipment, net	306,592
Deferred financing costs, net	0
Other assets, net	20,732
Total assets	$610,645

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable	$99,538
Compensation and benefits payable	35,717
Accrued interest	59,038
Accrued income taxes	989
Current portion of long-term debt	1,051,756
Other current liabilities	31,217
Total current liabilities	1,278,254
Due to parent	0
Long-term debt	544,717
Other long-term liabilities	26,442
Total liabilities	1,849,413

Stockholders’ deficit:
Preferred stock - authorized 1,000 shares; none issued
Common stock - authorized 19,000 shares; $0.01 par value; issued and outstanding 12,437 and 12,492 shares	129
Contributed capital	384,730
Accumulated deficit	(1,615,114)
Accumulated other comprehensive loss	(8,513)
Total stockholders’ deficit	(1,238,768)
Total liabilities and stockholders’ deficit	$610,645

MOR - 3	Case No. 08-11460 (CSS)
Reporting Period 7/1/08 – 7/31/08

Vertis, Inc. and Subsidiaries

(Debtor and Debtor-in-Possession as of July 15, 2008)

Consolidated Balance Sheets as at August 31st 2008

In thousands, except per share amounts

8/31/2008
(unaudited)

ASSETS
Current Assets:
Cash and cash equivalents	$2,205
Accounts receivable, net	174,591
Inventories, net	51,776
Maintenance parts, net	20,407
Prepaid expenses and other current assets	34,341
Total current assets	283,321
Property, plant and equipment, net	306,592
Deferred financing costs, net	0
Other assets, net	20,732
Total assets	$610,645

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable	$99,538
Compensation and benefits payable	35,717
Accrued interest	59,038
Accrued income taxes	989
Current portion of long-term debt	1,051,756
Other current liabilities	29,027
Total current liabilities	1,276,064
Due to parent	5,283
Long-term debt	291,143
Other long-term liabilities	26,442
Total liabilities	1,598,932

Stockholders’ deficit:
Preferred stock - authorized 1,000 shares; none issued
Common stock - authorized 19,000 shares; $0.01 par value; issued and outstanding 12,437 and 12,492 shares	0
Contributed capital	409,689
Accumulated deficit	(1,393,136)
Accumulated other comprehensive loss	(4,840)
Total stockholders’ deficit	(988,287)
Total liabilities and stockholders’ deficit	$610,645

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X